Exhibit 99.6

                         Dated                2003

                                TRENWICK UK PLC,
                           TRENWICK GROUP LIMITED and
                              ADIT HOLDINGS LIMITED
                                  (as Sellers)

                                       and

                               MAGICSUNNY LIMITED
                                   (as Buyer)

                                       and

                                 THE EXECUTIVES

                          -----------------------------

                           SHARE ACQUISITION AGREEMENT
                                   relating to
                        Trenwick Managing Agents Limited
                     Trenwick UK Management Services Limited
                    Resource Underwriting Pacific Pty Limited
                         Acorn Corporate Capital Limited
                           Oak Dedicated Four Limited

                          -----------------------------

                              Barlow Lyde & Gilbert
               Beaufort House 15 St Botolph Street London EC3A 7NJ
            Telephone +44 [0] 20 7247 2277 Fax +44 [0] 20 7071 9000
                     Website www.blg.co.uk DX 155 London CDE

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                                    CONTENTS

CLAUSE                                                                    PAGE

1     INTERPRETATION.........................................................1

2     SALE AND PURCHASE......................................................7

3     CONSIDERATION..........................................................7

4     COMPLETION.............................................................7

5     SELLERS' WARRANTIES....................................................8

6     INDEMNITY..............................................................8

7     LIMITATION OF LIABILITY................................................8

8     ANNOUNCEMENTS..........................................................8

9     CONFIDENTIAL INFORMATION...............................................9

10    COSTS.................................................................10

11    CHARTWELL TRANSACTIONS................................................10

12    GENERAL...............................................................11

13    NOTICES...............................................................12

14    ASSIGNMENT AND THIRD PARTY RIGHTS.....................................12

15    LAW AND JURISDICTION..................................................12

16    EXECUTIVES' WARRANTIES................................................13

17    RELEASE...............................................................13

SCHEDULE

1     PARTICULARS OF THE COMPANIES..........................................15

2     SELLERS/SHARES........................................................20

3     SELLERS' COMPLETION OBLIGATIONS.......................................21

4     SELLERS' WARRANTIES...................................................22

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DOCUMENTS IN AGREED TERMS

1     OAKS CORPORATE SERVICES AGREEMENTS

2     TMAL/OAKS FEE AGREEMENT

3     LASALLE UK CORPORATE SERVICES AGREEMENT

4     CCM1 CORPORATE SERVICES AGREEMENT

5     TMAL/CCM1 FEE AGREEMENT

6     TUKHL CORPORATE SERVICES AGREEMENT

7     OFFICERS' RESIGNATION LETTERS

8 SIDE LETTER FROM SELLERS TO BUYER CONCERNING PROPOSALS TO EXTINGUISH DEBT OF OAK 4

9     INDEMNITY FOR LOST SHARE CERTIFICATES


Exhibit 99.6 Share Acquisition Agreement  1
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THIS AGREEMENT is made on                                     2003

BETWEEN:

(1) TRENWICK UK PLC, a company incorporated in England and Wales with registered number 02186145 whose registered office is at No. 2 Minster Court, Mincing Lane, London EC3R 7FL ("TUKPLC");

(2) TRENWICK GROUP LIMITED (in provisional liquidation), a company incorporated in Bermuda having its principal office at Continental Building, 25 Church Street, Hamilton HM12, Bermuda ("TGL");

(3) ADIT HOLDINGS LIMITED, a company incorporated in England and Wales with registered number 02979473 whose registered office is at No. 2 Minster Court, Mincing Lane, London EC3R 7FL ("AHL");

(4) MAGICSUNNY LIMITED, a company incorporated in England and Wales with registered number 04818520 whose registered office is at No. 2 Minster Court, Mincing Lane, London EC3R 7FL (the "Buyer"); and

(5)   THE EXECUTIVES, as defined below.

RECITALS:

(A) TUKPLC is the legal and beneficial owner of all the issued shares in Trenwick Managing Agents Limited, 2 of the issued shares in Trenwick UK Management Services Limited (Trenwick Managing Agents Limited being the legal and beneficial owner of the other 6,800,000 issued shares therein) and 75% of the issued shares in Resource Underwriting Pacific Pty Limited, which TUK is to sell and the Buyer is to buy on the terms and subject to the conditions set out in this Agreement.

(B) TGL is the legal and beneficial owner of all the issued shares in Acorn Corporate Capital Limited, which TGL is to sell and the Buyer is to buy on the terms and subject to the conditions set out in this Agreement.

(C) AHL is the legal and beneficial owner of all the issued ordinary shares in Oak Dedicated Four Limited, which AHL is to sell and the Buyer is to buy on the terms and subject to the conditions set out in this Agreement.

IT IS AGREED as follows:

1     INTERPRETATION

1.1   Definitions

      In this Agreement, unless otherwise provided, the following words have the following meanings:

      Acorn: Acorn Corporate Capital Limited, certain details of which are set out in Part 1 of Schedule 1;


Exhibit 99.6 Share Acquisition Agreement  1
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      Acorn Shares: the 1 issued ordinary share of(pound)1 in the capital of
      Acorn (being the entirety of Acorn's issued share capital);

      Act: the Companies Act 1985;

      Books and Records: all books, accounts, files and other records of any kind (including those held electronically) and in whatever form containing data or information concerning or in any way related to the Chartwell Transactions;

      Business Day: a day other than a Saturday or Sunday or public holiday in England and Wales;

      Buyer's Group: the Buyer, any subsidiary or holding company of the Buyer and all subsidiaries of any such holding company from time to time;

      Buyer's Solicitors: Barlow Lyde & Gilbert of Beaufort House, 15 St Botolph Street, London EC3A 7NJ;

      CCM1: Packchance Limited (to be renamed Flintstone Limited) (a company incorporated in England and Wales with registered number 04765920);

      CCM1 Corporate Services Agreement: the corporate services agreement between CCM1 and TUKMS for the provision of certain accounting, secretarial and administrative services;

      Chartwell Reinsurance Company, Chartwell Re Corporation and Chartwell UK Management Services Limited are the previous names of TARCO, Trenwick America Corporation and TUKMS respectively;

      Chartwell Transactions: as the case may be, all or any of:

      (a)   the Limit 8 Transaction;

      (b)   the NLC 6 Transaction;

      (c)   the Syndicates 947 and 994 Transaction; and

      (d)   the Syndicate 866 Transaction;

      Chartwell Transactions Information: all Books and Records in relation to, in respect of, in connection with or which are relevant to the Chartwell Transactions whether such Books and Records exist before, on or after the date hereof;

      Claim: any claim, action, proceedings or demand;

      Companies: TMAL, TUKMS, RUPPL, Acorn and Oak 4 (and Company shall be construed accordingly);

      Completion: completion of the sale and purchase of the Shares in accordance with clause 4;


Exhibit 99.6 Share Acquisition Agreement  2
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      Completion Date: the date on which Completion occurs;

      Confidential Information: all information used in or relating to the business, customers, financial or other affairs of each of the Companies but not publicly known, including information relating to:

      (i) the marketing or sale of services, customer and policyholder names and other details of customers, premium rates, sales targets, sales and market share statistics, premium rates, market research reports and surveys and advertising or other promotional material; and

      (ii) future projects, business development or planning, commercial relationships and negotiations;

      Consideration: the consideration for the sale and purchase of the Shares as stated in clause 3;

      Encumbrance: a mortgage, charge, pledge, lien, option, restriction, right of first refusal, right of pre-emption, third party right or interest, other encumbrance or security interest of any kind or other type of preferential arrangement (including a title transfer or retention arrangement) having similar effect;

      Executives: Michael Watson, James Giordano, Paul Tester, Christopher McGinn, Robert Law, George Lintner, Terence Tannett and Russell Newell;

      Executives' Warranties: the warranties contained in clause 16;

      LaSalle UK: LaSalle (UK) Ltd, (34318) Canon's Court, Victoria Street, Hamilton, Bermuda, HM12;

      LaSalle UK Corporate Services Agreement: the agreement between LaSalle
      (UK) Ltd, TUKMS and Magicsunny Limited for the provision of accounting and financial services;

      Limit 8 Transaction:

      (a) the transaction whereby Chartwell Reinsurance Company (as it was then called) acquired the entire issued share capital of LIMIT No. 8 pursuant to a share sale and purchase agreement dated 29 September 1998 between Chartwell Reinsurance Company and LIMIT plc; and

      (b) all other contracts, agreements and documents entered into in respect of, in relation to or in connection with that transaction regardless of the parties to those contracts, agreements and documents;

      LIMIT No. 8: Oak Dedicated Two Limited (Company No. 02852607) previously known as LIMIT (No. 8) Limited;

      NLC 6 Transaction:


Exhibit 99.6 Share Acquisition Agreement  3
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      (a)   the transaction whereby Chartwell Reinsurance Company (as it was then called) acquired the entire issued share capital of NLC No. 6 pursuant to a share sale and purchase agreement dated 18 March 1999 between New London Capital Holdings Limited, Chartwell Reinsurance Company, New London Capital plc and NLC No. 6; and

      (b) all other contracts, agreements and documents entered into in respect of, in relation to or in connection with that transaction regardless of the parties to those contracts, agreements and documents;

      NLC No. 6: Oak Dedicated Three Limited (Company No. 02982085) previously called NLC Name No. 6 Limited;

      Oak 4: Oak Dedicated Four Limited, certain details of which are set out in
      Part 2 of Schedule 1;

      Oak 4 Ordinary Shares: the 2 issued ordinary shares of (pound)1 each in the capital of Oak 4 (being all Oak 4's issued ordinary shares);

      Oaks Corporate Services Agreements: the agreements in the agreed terms to be made between (1) the Oaks 1-3 and Oak 4 respectively and, in each case,
      (2) TUKMS for the provision by TUKMS to Oaks 1-3 and Oak 4 respectively of accounting, secretarial and administrative services;

      the Oaks 1-3: Oak Dedicated Limited, Oak Dedicated Two Limited and Oak Dedicated Three Limited (and "Oak" shall be construed accordingly);

      Office Hours: the hours between 9.30am and 5.30pm in the time zone of the recipient;

      Put Option Agreement: the agreement between LaSalle UK (1) and FOSPV Limited (2) dated 11 November 2003 and relating to the First and Second Preference Shares (as defined in that agreement) in Oaks 1-3;

      RUPPL: Resource Underwriting Pacific Pty Limited, certain details of which are set out in Part 3 of Schedule 1;

      RUPPL Shares: the 93,750 issued shares of A$1 each in the capital of RUPPL of which TUK is the legal and beneficial owner immediately prior to the signature of this Agreement (constituting 75% of RUPPL's issued share capital);

      Sellers: TUKPLC, TGL and AHL;

      Sellers' Solicitors: Kendall Freeman of 43 Fetter Lane, London EC4A 1JU;

      Sellers' Warranties: the representations and warranties set out in
      Schedule 4 and "Sellers' Warranty" means any one of those representations and warranties;


Exhibit 99.6 Share Acquisition Agreement  4
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      Shares: the Acorn Shares, the Oak 4 Ordinary Shares, the RUPPL Shares, the
      TMAL Shares and the TUKMS Shares;

      Syndicate 866 Transaction:

      (a) the transaction whereby on or around October 1998 Chartwell Managing Agents Limited, Archer Personal Lines Limited, Chartwell UK Management Services Limited and Chartwell Re Corporation (in each case as they were then called) made an offer in Brussels to sell certain businesses and business assets including the right to the renewals and certain other assets relating to syndicate 866 at Lloyd's to Boncaster Limited, Christopherson Heath Limited and Cox Services Limited, which was accepted by conduct; and

      (b) all other contracts, agreements and documents entered into in respect of, in relation to or in connection with that transaction regardless of the parties to those contracts, agreements and documents;

      Syndicates 947 and 994 Transaction:

      (a) the transaction whereby TMAL disposed of the managing agency function of certain Lloyd's syndicates and other assets pursuant to a business purchase agreement dated 30 September 1999 between TMAL and Greenwich Managing Agency Limited; and

      (b) all other contracts, agreements and documents entered into in respect of, in relation to or in connection with that transaction regardless of the parties to those contracts, agreements and documents;

      Term Sheet: the "Summary of Terms and Conditions of Proposed Chapter 11 Plan and Restructuring for Trenwick Group Limited and its Subsidiaries", dated 6 August 2003;

      TGL Group: TGL and each of its subsidiary undertakings (each a TGL Group Company);

      TMAL Trenwick Managing Agents Limited (previously called Chartwell Managing Agents Limited) certain details of which are set out in Paragraph 4 of Schedule 1;

      TMAL/CCM1 Fee Agreement: the agreement to be made in the agreed terms between TMAL and CCM1 concerning managing agent's fees for the 2004-2006 years of account;

      TMAL/Oaks Fee Agreement: the agreement to be made in the agreed terms between TMAL and the Oaks 1-3 and Oak 4 varying fee and profit commission arrangements;


Exhibit 99.6 Share Acquisition Agreement  5
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      TMAL Shares: the 100 issued A shares and 307,900 issued B shares, respectively of (pound)1 each, in the capital of TMAL (constituting all of TMAL's issued share capital);

      TUKHL Corporate Services Agreement: the agreement in the agreed terms to be made between (1) Trenwick UK Holdings Limited and its subsidiaries, (2) Trenwick Holdings Limited and (3) TUKMS for the provision by TUKMS to Trenwick UK Holdings Limited and its subsidiaries and to Trenwick Holdings Limited of accounting, secretarial and administrative services;

      TUKMS: Trenwick UK Management Services Limited, certain details of which are set out in Part 5 of Schedule 1;

      TUKMS Shares: the 2 issued shares of(pound)1 each in the capital of TUKMS of which TUKPLC is the legal and beneficial owner;

      Warranties: the Sellers' Warranties and the Executives' Warranties.

1.2   Construction

      In this Agreement a reference to:

      1.2.1 a "subsidiary" or "holding company" shall have the meanings given to them by section 736 of the Act and a "subsidiary undertaking" or "parent undertaking" shall have the meanings given to them by section 258 of the Act;

      1.2.2 any statute or statutory provision includes, except where otherwise stated, the statute or statutory provision as amended, consolidated or re-enacted from time to time before the date of this Agreement and includes any subordinate legislation made under the statute or statutory provision (as so amended, consolidated or re-enacted, but no such amendment, consolidation or re-enactment shall operate to increase the liability of any party to this Agreement) before the date of this Agreement;

      1.2.3 a clause, Schedule or paragraph is (except where otherwise stated) to a clause of or Schedule to this Agreement or to a paragraph of the relevant Schedule (the Schedules forming part of this Agreement and to be read as though they were set out in the main body hereof);

      1.2.4 a "person" includes any individual, firm, company, corporation, body corporate, Lloyd's syndicate, government, supranational body, state or agency of state, joint venture, organisation, association, trust, works council or employee representative body (whether or not having separate legal personality and irrespective of the jurisdiction in or under the law of which it was incorporated or exists);

      1.2.5 a document in the "agreed terms" means a document the terms of which have been agreed by the parties, identified as such and


Exhibit 99.6 Share Acquisition Agreement  6
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            initialled by or on behalf of each party for the purposes of identification;

      1.2.6 a document expressed to be an "Annexure" means a document, a copy of which has been identified as such and initialled by or on behalf of each party and which is attached to this Agreement;

      1.2.7 a word importing one gender shall (where appropriate) include any other gender and a word importing the singular shall (where appropriate) include the plural and vice versa;

      1.2.8 "including", "includes" and "in particular" are illustrative, none of them shall limit the sense of the words preceding them and each of them shall be deemed to incorporate the expression "without limitation". "Other" and "otherwise" are also illustrative and shall not limit the sense of the words preceding them; and

      1.2.9 the time of day is to London time.

1.3 The index and headings in this Agreement and the descriptive notes in brackets where they appear after a clause or section number are for convenience only and shall not affect its interpretation.

2     SALE AND PURCHASE

2.1 The Sellers shall each sell with full title guarantee, and the Buyer shall purchase, those of the Shares specified opposite their respective names in
      Schedule 2, with effect from Completion free from any Encumbrance and together with all rights and benefits attaching to them including all dividends declared or paid in relation thereto on or after the Completion Date.

2.2 Each Seller waives and will, on or before Completion, procure the waiver of, any pre-emption rights over the Shares specified opposite the name of the relevant Seller in Schedule 2, whether conferred by the articles of association of the Company concerned or otherwise.

3     CONSIDERATION

      The consideration for the sale and purchase of the Shares shall be the sum of (pound)1 payable by the Buyer to the Sellers' Solicitors upon Completion (and the Buyer shall not be concerned with the apportionment of such sum between the Sellers).

4     COMPLETION

4.1   On Completion the Sellers shall fulfil the obligations set out in Schedule
      3.

4.2 On Completion the Buyer shall pay the Consideration in cash to the Sellers' Solicitors who are irrevocably authorised by the Seller to accept the same and whose receipt shall be an absolute discharge to the Buyer of its obligation to pay the same.


Exhibit 99.6 Share Acquisition Agreement  7
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4.3   On Completion the parties shall join in procuring (to the extent they are able to do so, and to the extent not already done) that TUKMS enters into the TUKHL Corporate Services Agreement, the Oaks Corporate Services Agreements, the LaSalle UK Corporate Services Agreement and the CCM1 Corporate Services Agreement.

4.4 On Completion the Sellers shall deliver to the Buyer the side letter in the agreed terms concerning proposals to extinguish debt of Oak 4.

5     SELLERS' WARRANTIES

5.1 Each Seller, upon the execution of this Agreement, warrants and represents to the Buyer in the terms of each of the Sellers' Warranties and separately and additionally immediately before Completion, each Seller shall be deemed to warrant and represent to the Buyer in the terms of each of the Sellers' Warranties by reference to the facts and circumstances as at Completion and, for this purpose, any reference (express or implied) in the Sellers' Warranties to "the date of this Agreement" shall be construed as a reference to "the Completion Date".

5.2 The Sellers' Warranties shall continue in full force and effect notwithstanding Completion.

5.3 Each Seller undertakes to the Buyer to disclose to it in writing, immediately upon it becoming aware of the same, full details of any fact or circumstance which constitutes or will or might constitute a breach of clause 5.1.

6     INDEMNITY

6.1 The Buyer shall indemnify LaSalle UK in respect of any reduction in the Net Asset Value (as defined in the Put Option Agreement) of any Oak in consequence of any loan made by the Oak concerned from its corporate funds (being funds to which it is absolutely entitled) after Completion PROVIDED
      THAT:

      6.1.1 such loan was made in consequence of a breach by the directors of the Oak concerned of their directors' fiduciary duties or of their fraud; and

      6.1.2 a majority of the directors of the Oak concerned are employees within the Buyer's Group at the time that the grounds giving rise to a claim under this clause arise.

7     LIMITATION OF LIABILITY

      The total liability of all the Sellers together in connection with this Agreement or any matters or documents referred to in it, including under the Sellers' Warranties, is limited to (pound)1 save in the case of fraud, wilful concealment or wilful misrepresentation by any Seller.


Exhibit 99.6 Share Acquisition Agreement  8
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8     ANNOUNCEMENTS

8.1 No announcement, communication or circular concerning the transactions referred to in this Agreement shall be made by or on behalf of any Seller or the Buyer unless it has first obtained the written consent of the other (which shall not to be unreasonably withheld or delayed).

8.2   Clause 8.1 does not apply to an announcement, communication or circular:

      8.2.1 made in order to implement this Agreement or any matters connected with it including but not limited to communications to bankruptcy courts, creditors and liquidators;

      8.2.2 made or sent by the Buyer or by any of the Companies to an employee of any of the Companies informing the employee of the sale and purchase of the Shares; or

      8.2.3 required by law, existing contractual obligations, or a governmental or other authority with relevant powers to which any party is subject or submits (whether or not the requirement has the force of law), provided that the announcement, communication or circular shall so far as practicable be made only after consultation with the other party and after taking into account the reasonable requirements of the other party as to timing, content and manner of despatch.

9     CONFIDENTIAL INFORMATION

9.1   Before and after Completion each Seller shall:

      9.1.1 not use or disclose to any person Confidential Information which the relevant Seller has or acquires; and

      9.1.2 use all reasonable endeavours to prevent the use or disclosure of Confidential Information by any person.

9.2   Clause 9.1 shall not apply to:

      9.2.1 disclosure of any confidential information required to implement this Agreement, including to regulators, bankruptcy courts, liquidators and creditors, nor to any matters or documents referred to in this Agreement or contemplated by it so required to be disclosed;

      9.2.2 disclosure of Confidential Information to a director, other officer or employee of the Buyer or of any of the Companies whose function requires him to have the Confidential Information;

      9.2.3 the use or disclosure of Confidential Information required to be used or disclosed by law or any regulatory or governmental authority with relevant powers to which the Seller is subject or submits (whether or not such requirement has the force of law);


Exhibit 99.6 Share Acquisition Agreement  9
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      9.2.4 disclosure of Confidential Information to an adviser for the purpose of advising the Seller, on terms that clause 9.1 applies to the use or disclosure by the adviser; or

      9.2.5 Confidential Information which becomes publicly known except by the Seller's breach of clause 9.1.

9.3 All records, papers and documents in the possession, custody or control of a Seller relating exclusively to the business or affairs of the Company or Companies whose Shares are specified opposite the name of the Seller in
      Schedule 2 shall be deemed to be the property of the Company concerned and all such items shall be delivered to the Buyer or as the Buyer may direct at Completion.

10    COSTS

      Except where this Agreement provides otherwise, each party shall pay its own costs relating to the negotiation, preparation, execution and performance by it of this Agreement and of each document referred to in it.

11    CHARTWELL TRANSACTIONS

11.1  The Buyer shall procure that:

      11.1.1 each member of the Buyer's Group which has from time to time Chartwell Transactions Information within its power, possession or control preserves the same for such period as the Sellers reasonably require;

      11.1.2 each member of the Buyer's Group which has from time to time Chartwell Transactions Information within its power, possession or control shall on reasonable notice during normal business hours make such Chartwell Transactions Information available to the Sellers and their agents to examine the same and to make and remove copies thereof, and the Sellers shall meet any external costs associated therewith; and

      11.1.3 the Buyer shall procure that:

            (a) employees within the Buyer's Group shall be made available at the Sellers' cost to provide the Sellers and their agents with all such assistance as the Sellers may reasonably require in connection with any continuing, ongoing or outstanding aspect of any Chartwell Transaction;

            (b) as soon as reasonably practicable following receipt of the same the Sellers are provided with a copy (or in the case of non-written communication, correspondence or information a full note of it) of any communication, correspondence or information (in each case whether


Exhibit 99.6 Share Acquisition Agreement  10
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                  written or not) received in connection with any Chartwell
                  Transaction; and

            (c) such action as the Sellers may reasonably require to be taken or omitted by any member of the Buyer's Group in connection with any continuing, ongoing or outstanding aspect of any Chartwell Transaction is so taken or omitted at the Sellers' cost.

11.2 If any member of the Buyer's Group receives any payment in connection with any Chartwell Transaction, it will:

11.2.1 notify the Sellers in writing as soon as is reasonably practicable and provide the Sellers with all information available to it concerning such payment as the Sellers may reasonably require; and

11.2.2 as soon as is reasonably practicable following receipt, after deducting an amount equal to any liabilities of any member of the Buyer's Group of which such member may be aware in connection with any Chartwell Transaction, pay such amount to the order of TGL.

11.3 TMAL confirms and agrees that it will comply in all material respects with every obligation on it pursuant to the Chartwell Transactions.

12     GENERAL

12.1 This Agreement, together with all the documents which are required by its terms to be entered into by any of the parties, constitutes the entire and only agreement and understanding between the parties and supersedes any previous agreement or understanding relating to the subject matter of this Agreement.

12.2 No variation of this Agreement will be effective unless in writing, signed by or on behalf of the parties and expressed to be such a variation and no waiver of a breach of any terms of this Agreement or of a default under this Agreement will be effective unless in writing, signed by or on behalf of the parties and expressed to be such a waiver.

12.3 The failure to exercise or delay in exercising a right or remedy provided by this Agreement or by law shall not impair or constitute a waiver of the right or remedy or operate as an impairment or a waiver of other rights or remedies.

12.4 No single or partial exercise of a right or remedy provided by this Agreement or by law shall preclude any further exercise of the right or remedy or the exercise of any other right or remedy.

12.5 This Agreement may be executed in any number of counterparts, which together shall constitute one agreement. Execution by each of the parties of any one of such counterparts shall constitute due execution of this Agreement.

12.6 Each Seller shall at its own cost and shall procure that any third party shall, execute such further deeds and documents in a form satisfactory to the Buyer


Exhibit 99.6 Share Acquisition Agreement  11
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      and do all such things as the Buyer reasonably requires to give effect to the transactions contained or referred to in this Agreement PROVIDED that should anything be required in respect of RUPPL it shall be at the Buyer's cost.

12.7 Except to the extent that they have been performed and except where otherwise stated the provisions of this Agreement shall remain in full force and effect after Completion.

12.8 Time shall be of the essence of this Agreement as regards any time, date or period fixed hereby for the performance of any obligation by any of the parties, whether as originally fixed or as altered in any manner provided herein.

13    NOTICES

13.1 Any notice or other communication under or in connection with this Agreement shall be given in writing delivered personally, or sent by first class pre-paid or recorded delivery post, or by facsimile, to the party due to receive such notice at the address set out in this Agreement or the fax number specified on the receiving party's headed notepaper at the date of this Agreement, or such other address or fax number as that party has specified in writing to the party giving the notice.

13.2 Any notice delivered personally during Office Hours shall be deemed to be received when delivered (otherwise on the next Business Day) and any notice sent by first class pre-paid or recorded delivery post shall be deemed (in the absence of evidence of earlier receipt) to be received forty-eight hours after posting and in proving the time of despatch it shall be sufficient to show that the envelope containing such notice was properly addressed, stamped and posted. A notice sent by facsimile shall be deemed to have been received on receipt by the sender of the transmission report confirming satisfactory transmission PROVIDED that if such transmission occurs outside Office Hours on a Business Day, or on a day which is not a Business Day, service shall be deemed to occur at 9 am Greenwich Mean Time on the next following Business Day.

14    ASSIGNMENT AND THIRD PARTY RIGHTS

14.1 Each Seller shall not, without the prior written consent of the Buyer (which it may in its absolute discretion refuse), assign, transfer, charge or deal in any other manner with this Agreement or any rights under it or purport to do any of the same, nor sub-contract any or all of its obligations under this Agreement or declare any trust in respect of this Agreement or any of its obligations under it in favour of a third party.

14.2 A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from that Act.



Exhibit 99.6 Share Acquisition Agreement  12

15    LAW AND JURISDICTION

15.1 This Agreement shall be governed by and construed in accordance with English law.

15.2 The courts of England shall have exclusive jurisdiction to hear or decide any Claim and to settle any disputes arising out of or in connection with this Agreement and for these purposes each party irrevocably submits to the jurisdiction of the English courts.

15.3 Process by which any proceedings are begun in England may be served on a party by being delivered in accordance with clause 13 but nothing in clause 13 affects the right to serve process in any other manner permitted by law.

16    EXECUTIVES' WARRANTIES

16.1 Each of the Executives warrants in his capacity as director or employee of one or more of the Companies that to the extent that he has in such capacity been concerned in the provision, in the course of 2002 and 2003, of information to the Sellers relating to the Companies he has not:

      (a) knowingly or recklessly made false statements of fact to Sellers material to their decision to sell the Companies in order to induce the Sellers to make that sale; and

      (b)   knowingly concealed:

            (i) the existence of any asset, right or benefit (outside those in or actually, or expected to be, created by the MBO itself) which if disclosed would reveal that the collective financial condition of the Companies is significantly better than that which is apparent or implicit in the information actually provided to or known to the Sellers or any of them or their directors; and

            (ii) any approach or business opportunity (outside those in or actually, or expected to be, created by the MBO itself) which, if the MBO did not proceed, could reasonably have enabled the Sellers to realise significantly greater value and benefit for the TGL Group overall than that which is apparent or implicit in the information actually provided to or known to the Sellers or any of them or their directors.

16.2 Each of the Executives warrants that he is not aware at the date of this Agreement of any subsisting debt by any of the Companies to the Sellers and their subsidiaries which has not been disclosed to the Sellers.

16.3 The Executives' Warranties shall continue in full force and effect notwithstanding Completion.


Exhibit 99.6 Share Acquisition Agreement  13

17    RELEASE

      Each of the Sellers:

      (a) for itself and each of its subsidiaries hereby discharges to the fullest extent that it is lawfully able to do so each of the Companies from all debts to the Sellers and their subsidiaries subsisting at the date hereof; and

      (b) undertakes to use all reasonable endeavours to procure the general release and discharge referred to in the Term Sheet of the persons who are respectively the current officers and employees of each of the Companies, both in their capacities as such and, where relevant, in their capacities as officers and employees of any member of the TGL Group either by (i) motion to the Bankruptcy Court or (ii) in the context of a plan of reorganisation, as TGL may deem expedient.

IN WITNESS of which this Agreement has been signed (in the case of the Executives, executed as a deed) by or on behalf of the parties on the date first before written


Exhibit 99.6 Share Acquisition Agreement  14

                                   SCHEDULE 1

                          PARTICULARS OF THE COMPANIES

                                     PART 1

                                      Acorn

Date of Incorporation:         29 July 2002

Registered Number:             4497560

Registered Office:             3rd Floor, 2 Minster Court
                               Mincing Lane
                               London, EC3R 7FL

Directors:                     Richard Cripps
                               Robert Law
                               Michael Watson

Secretary:                     Kevin Ryan

Authorised Share Capital:      (pound)1,000 divided into 1,000 ordinary shares
                               of (pound)1.00 each

Issued Share Capital:          1 share

Shareholder:                   Trenwick Group Limited

Accounting Reference Date:     31/12

Auditors:                      PricewaterhouseCoopers LLP


                                     PART 2

                                      Oak 4

Date of Incorporation:         17 October 1994

Registered Number:             2979555

Registered Office:             2 Minster Court
                               Mincing Lane
                               London, EC3R 7FL


Exhibit 99.6 Share Acquisition Agreement  15

Directors:                     Richard Cripps
                               Robert Law
                               Michael Watson

Secretary:                     Kevin Ryan

Authorised Share Capital:      (pound)18,599,700 divided into:

                               100 ordinary shares of (pound)1 each
                               185,986 First Preference Shares of (pound)100 each 100 Second Preference Shares of (pound)10 each

Issued Share Capital:          2 ordinary shares

                               185,986 First Preference Shares

                               100 Second Preference Shares

Shareholders:                  Adit Holdings Limited (2 ordinary shares)

                               LaSalle UK (185,986 First Preference
                               Shares and 100 Second Preference Shares)

Accounting Reference Date:     31/12

Auditors:                      PricewaterhouseCoopers LLP


                                     PART 3

                                      RUPPL

Date of Incorporation:         12 April 1991

Country of Incorporation:      Victoria, Australia

Registered Number:             051374228

Registered Office:             Level 8
                               22 William Street
                               Melbourne
                               Victoria
                               Australia

Directors:                     Nicholas Roderick Carson
                               Paul Lawrence Muller
                               Michael Watson
                               Jiri Lintner
                               Alan Ferrie Campbell
                               John Kenrick Staveley
                               Anthony John Thorburn


Exhibit 99.6 Share Acquisition Agreement  16

Authorised Share Capital:      $1,000,000 divided into 1,000,000 shares of $1.00
                               each

Issued Share Capital:          $125,000 divided into 125,000 ordinary shares of
                               $1.00 each

Shareholders:                  Paul Lawrence Muller (31,250 ordinary shares)
                               Trenwick UK plc (93,750 ordinary shares)

Accounting Reference Date:     31/12

Auditors:                      KPMG


                                     PART 4

                                      TMAL

Date of Incorporation:         27 August 1980

Registered Number:             1514453

Registered Address:            2 Minster Court
                               Mincing Lane
                               London
                               EC3R 7FL

Directors:                     Richard Cripps
                               Robert DeMichele
                               Nancy Einck
                               James Giordano
                               Alan Hunte
                               Robert Law
                               Jiri Lintner
                               Christopher McGinn
                               Paul Tester
                               Michael Watson
                               Stephen Wilcox

Secretary:                     Anthony D'Arcy

Authorised Share Capital:      (pound)500,000 divided 500,000 shares
                               of (pound)1.00 each

Issued Share Capital:          (pound)308,000 divided into 100 "A" shares
                               of (pound)1.00 each and (pound)307,900 "B" shares of (pound)1.00 each

Shareholders:                  Trenwick UK PLC: 99 "A" shares

                               Trenwick UK PLC: 307,900 "B" shares

                               Trenwick UK PLC jointly owns one "A" share with BPD Kellet


Exhibit 99.6 Share Acquisition Agreement  17

Accounting Reference Date:     31/12

Auditors:                      KPMG


                                     PART 5

                                      TUKMS

Date of Incorporation:         23 July 1992

Registered Number:             2733994

Registered Office:             2 Minster Court
                               Mincing Lane
                               London, EC3R 7FL

Directors:                     Richard Cripps
                               Robert Law
                               Michael Watson

Secretary:                     Kevin Ryan

Authorised Share Capital:      (pound)7,477,508 divided into 7,477,508 shares
                               of (pound)1.00 each

Issued Share Capital:          6,800,002 shares

Shareholders:                  Trenwick UK Plc (2)

                               Trenwick Managing Agents Limited (6,800,000)

Accounting Reference Date:     31/12

Auditors:                      PricewaterhouseCoopers LLP


                                     PART 6

                      Trenwick UK Pension Trustees Limited

Date of Incorporation:         13 March 1997

Registered Number:             3332893

Registered Office:             2 Minster Court
                               Mincing Lane
                               London, EC3R 7FL

Directors:                     Peter Smith
                               Alexander Ballantine
                               Marilyn Edney


Exhibit 99.6 Share Acquisition Agreement  18

                               Sylvia Emson

Secretary:                     Sylvia Emson

Authorised Share Capital:      (pound)100 divided into 100 ordinary shares
                               of (pound)1.00 each

Issued Share Capital:          2 shares

Shareholders:                  Trenwick UK Management Services Limited

Accounting Reference Date:     31/12

Auditors:                      PricewaterhouseCoopers LLP


Exhibit 99.6 Share Acquisition Agreement  19

                                   SCHEDULE 2

                                 SELLERS/SHARES

                     Seller               Shares

                     TUKPLC               TMAL Shares
                                          TUKMS Shares
                                          RUPPL Shares

                     TGL                  Acorn Shares

                     AHL                  Oak 4 Ordinary Shares


Exhibit 99.6 Share Acquisition Agreement  20

                                   SCHEDULE 3

                         SELLERS' COMPLETION OBLIGATIONS

At Completion the Sellers shall deliver to the Buyer:

1 duly completed and executed transfers of the Shares by the registered holders in favour of the Buyer or as it may direct, together with the certificates for the Shares or indemnities in the agreed terms in respect of any lost certificates and the duly executed powers of attorney or other authorities under which any of the transfers and any such indemnities have been executed; and

2 resignation letters in the agreed terms from Robert DeMichele, Stephen Wilcox and Alan Hunte in respect of their directorships of TMAL.


Exhibit 99.6 Share Acquisition Agreement  21

                                   SCHEDULE 4

                               SELLERS' WARRANTIES

1 The Seller has the requisite power and authority and has taken all action necessary, to enter into and perform this Agreement and each of the other documents to which it is a party and which it is required to execute at or before Completion under this Agreement, each of which will, when executed, become binding and enforceable on it in accordance with its terms.

2 The Seller is the sole legal and beneficial owner of the Shares specified opposite the name of the Seller in Schedule 2, free from Encumbrance and from any agreement, arrangement or obligation to create or give an Encumbrance and free from any Claims made or which could be made by any other persons.

3 So far as the relevant Seller is aware (having made enquiry of the directors of the Company or Companies concerned and of no other person) the Shares specified opposite the name of the Seller in Schedule 2 constitute the entire allotted and issued share capital of the Company or Companies concerned (except (i) the RUPPL Shares, which TUK warrants and represents to constitute 75% of the allotted and issued share capital of RUPPL (ii) the Oak 4 Shares, which AHL warrants and represents will constitute upon Completion all of the allotted and issued share capital of Oak 4 which carries the right to attend and vote at general meetings of the members of Oak 4 and (iii) as otherwise indicated in Schedule 2), have been properly allotted and issued and are fully paid or credited as fully paid.

4 So far as the relevant Seller is aware (having made enquiry of the directors of the Company or Companies concerned and of no other person) no person has the right (whether exercisable now or in the future and whether contingent or not) to call for and there is no agreement (except for this Agreement), arrangement or obligation relating to, the allotment, issue, transfer, redemption or repayment of any share or loan capital of the Company or Companies whose Shares are specified opposite the name of the Seller in Schedule 2 whether under any option, right of pre-emption or conversion or otherwise.

5 TUK warrants and represents in the terms of paragraph 2, 3 and 4 above, mutatis mutandis, with respect to the shares held by TUKMS in the capital of Trenwick UK Pension Trustees Limited.


Exhibit 99.6 Share Acquisition Agreement  22

SIGNED by Michael Watson                       )    /s/M C Watson
duly authorised for and on behalf of           )
TRENWICK UK PLC                                )

SIGNED by Alan L. Hunte                        )    /s/Alan L. Hunte
duly authorised for and on behalf of           )
TRENWICK GROUP LIMITED                         )
(in provisional liquidation)

SIGNED by Richard Cripps                       )    /s/R H Cripps
duly authorised for and on behalf of           )
ADIT HOLDINGS LIMITED                          )

SIGNED by Michael Watson                       )    /s/ M C Watson
duly authorised for and on behalf of           )
MAGICSUNNY LIMITED                             )

EXECUTED AND DELIVERED AS A                    )   /s/ M C Watson
DEED by Michael Watson                         )
in the presence of:                            )
                Stephen Browning
                15 St. Botolph Street, EC3
                /s/ S. Browning (solicitor)

EXECUTED AND DELIVERED AS A                    )   /s/ James Giordano
DEED by James Giordano                         )
in the presence of:                            )
                /s/ S. Browning (as above)


Exhibit 99.6 Share Acquisition Agreement  23

EXECUTED AND DELIVERED AS A                    )   /s/ P Tester
DEED by Paul Tester                            )
in the presence of:                            )
                Stephen Browning
                15 St. Botolph Street, EC3
                /s/ S. Browning (solicitor)

EXECUTED AND DELIVERED AS A                    )   /s/ Christopher McGinn
DEED by Christopher McGinn                     )
in the presence of:                            )
                /s/ S. Browning (as above)

EXECUTED AND DELIVERED AS A                    )   /s/ Robert Law
DEED by Robert Law                             )
in the presence of:                            )
                /s/ S. Browning (as above)

EXECUTED AND DELIVERED AS A                    )   /s/ M C Watson as Attorney
DEED by George Lintner                         )
in the presence of:                            )
                /s/ S. Browning (as above)

EXECUTED AND DELIVERED AS A                    )   /s/ Terence Tannett
DEED by Terence Tannett                        )
in the presence of:                            )
                /s/ S. Browning (as above)

EXECUTED AND DELIVERED AS A                    )   /s/ Russell Newell
DEED by Russell Newell                         )
in the presence of:                            )
                /s/ S. Browning (as above)


Exhibit 99.6 Share Acquisition Agreement  24